                                                                  EXHIBIT 10.40C

                                          Pages where confidential treatment has
                                        been requested are stamped "Confidential
                                   Treatment Requested and the Redacted Material
                                 has been separately filed with the Commission,"
                                  and places where information has been redacted
                                                    have been marked with (***).



                                FIRST AMENDMENT
                                      TO
                    AMENDED AND RESTATED SERVICES AGREEMENT
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                         FIRST DATA TECHNOLOGIES, INC.

          THIS FIRST AMENDMENT (the "First Amendment") is executed this 8th day of July, 1998, and is made by and between CSG Systems, Inc., a Delaware corporation ("CSG") and First Data Technologies, Inc., a Delaware corporation ("FDT").

                                   RECITALS

          A. The Parties entered into a certain Amended and Restated Services Agreement dated December 31, 1996 (the "Services Agreement").

          B. CSG desires to increase its CPU MIPS utilization in 1998 in excess of (***) percent ((***)%).

          C. CSG desires FDT to provide CSG with Additional Services to enable CSG to increase its CPU MIPS utilization in 1998 in excess of (***) percent ((***)%).

          D. The Services Agreement requires that in the event of such an increase, that the Parties amend the Services Agreement.

          NOW THEREFORE, in consideration of the premises and the mutual covenants, conditions and agreements hereinafter expressed, the Parties hereto agree as follows:

          1. If the terms and conditions set forth in this First Amendment shall be in conflict with the Services Agreement, the terms and conditions of this First Amendment shall control. Any terms in initial capitalized letters or all capitalized letters used as a defined term but not defined in this First Amendment, shall have the meaning set forth in the Services Agreement. Except as amended by this First Amendment, the terms and conditions set forth in the Services

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

Agreement shall continue in full force and effect according to their terms.

          2.  The assumptions listed in Note 1 of Schedule 1.27 are deleted and
                                                  -------------
replaced with the following:

1.   Assumptions.  All pricing assumes the volumes, numbers, dollar amounts and
     -----------
     levels (as applicable) of each of the FDT Services and Performance Criteria as of the Effective Date, with the following exceptions, each of which shall be deemed to be as follows:

     Base CPU MIPS: (***)
     Assigned CPU MIPS as of January 1, 1997: (***)
     Assigned CPU MIPS as of January 1, 1998: (***)
     Modems and Controllers as of January 1, 1997: $(***) annually; $(***) monthly

          3.  The fees relating to CPU MIPS set forth on page 7 of
Schedule 1.27 are deleted and replaced with the following:
-------------


----------------------------------------------------------------------------------------------------
FDT Services            Unit        1997       1998       1999       2000       2001       Comments
----------------------------------------------------------------------------------------------------
Base CPU MIPS           MIP/month   $(***)     $(***)     $(***)     $(***)     $(***)     Notes 1,2
----------------------------------------------------------------------------------------------------
Assigned CPU MIPS       MIP/month   $(***)     $(***)     $(***)     $(***)     $(***)     Notes 1,2
that Exceed the
Number of Base CPU
MIPS
----------------------------------------------------------------------------------------------------
CPU Incremental MIPS    MIP/month   $(***)     $(***)     $(***)     $(***)     $(***)     Notes 1,2
----------------------------------------------------------------------------------------------------

          4.  In accordance with Section 2.15 and Note 2 of Schedule 1.27,
                                                            -------------
in calendar year 1998, CSG may increase its assignment of Assigned CPU MIPS in excess of (***) percent ((***)%). CSG shall notify FDT of any such increases at least one hundred twenty (120) days prior to the date upon which CSG desires such increases to be effective, it being understood that such increases shall be effective on the first day of the month following the expiration of such notice period. In 1998, (***) percent ((***)%) of the Assigned CPU MIPS equals (***) ((***) x (***) = (***)). In 1998 only, the monthly fee per CPU MIPS in excess of (***) shall be $(***). In 1998 only, the monthly fee per CPU MIPS in excess of (***) but up to and including (***) shall be $(***). In 1999 and subsequent years, CSG shall pay the fees for CPU MIPS in accordance with Schedule 1.27,
                                                              -------------
with the following exception: CSG shall pay the fees for the number of Assigned CPU MIPS that exceed (***) but that are less than or equal to the total

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

number of Assigned CPU MIPS as of January 1, 1999 at the monthly rate of $(***).

          5.   A new Section C is added to Note 2 of Schedule 1.27 to read as
                                                     -------------
follows:

     C.   Additional Examples.
            -------------------

          (1) As of January 1, 1998, the number of Assigned CPU MIPS equals (***). On March 12, 1998, CSG notifies FDT to increase its assignment of Assigned CPU MIPS to (***). FDT shall implement such increase on August 1, 1998. The monthly CPU MIPS charge for August, 1998 shall be calculated as follows:

               ((***) x $(***)) + (((***) - (***) x ($(***))) + (((***) - (***))
               x $(***)))
               $(***) + $(***) + $(***) = $(***)

          (2) As of January 1, 1999 and January 1, 2000, the number of Assigned CPU MIPS equals (***). On October 19, 1999, CSG notifies FDT to increase its assignment of Assigned CPU MIPS to (***). FDT shall implement such increase on March 1, 2000. The monthly CPU MIPS charge for March, 2000 shall be calculated as follows:

               ((***) x $(***)) + (((***) - (***)) x $(***))) + (((***) - (***))
               x $(***))) + (((***) - (***)) x $(***)))
               $(***) + $(***) + (***) + $(***) = $(***)

          (3) As of January 1, 1999 and January 1, 2000, the number of Assigned CPU MIPS equals (***). On October 14, 1999, CSG notifies FDT to decrease its assignment of Assigned CPU MIPS to (***). FDT shall implement such decrease on March 1, 2000. The monthly CPU MIPS charge for March, 2000 shall be calculated as follows:

               ((***) x $(***)) + (((***) - (***)) x $(***))) + (((***) - (***))
               x $(***)))
               $(***) + $(***) + $(***) = $(***)

          6.   In example "a" to Note 2(A)(2) of Schedule 1.27, the two
                                                 -------------
appearances of the term "(***) MIPS" shall each be replaced with the phrase "(***) CPU MIPS".

          7.   In the second paragraph of Note 2(B)(2) of Schedule 1.27, the
                                                          -------------
phrase "Assigned CPU MIPS Charge" shall be replaced with the phrase "Base CPU MIPS Charge".

          8.   In the first paragraph of Note 2(B)(3) of Schedule 1.27, the
                                                         -------------
phrase "CPU Base MIPS" shall be replaced with the phrase "CPU MIPS".

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

          9.   In the first paragraph of Note 2(B)(3) of Schedule 1.27, the
                                                         -------------
term "MIPS" shall be replaced with the term "CPU MIPS".

          10.  In the second paragraph of Note 2(B)(3) of Schedule 1.27, the
                                                          --------------
term "MIPS" shall be replaced with the term "CPU MIPS".

          11.  In the first paragraph of Note 2(B)(4) of Schedule 1.27, the
                                                         -------------
phrase "CPU Base MIPS" shall be replaced with the phrase "CPU MIPS".

          12.  In the second paragraph of Note 2(B)(4) of Schedule 1.27, the
                                                          -------------
phrase "Assigned CPU MIPS Charge" shall be replaced with the phrase "Base CPU MIPS Charge".

          13.  In Note 4 of Schedule 1.27, each appearance of the phrase "CPU
                            -------------
Base MIPS" shall be replaced with the phrase "CPU MIPS".

          14. The multiprocessor computer platform to be installed in 1998 initially will be physically partitioned into two (2) systems. CSG shall be responsible for paying for only the CPU MIPS assigned to it. Upon CSG's request, FDT will add capacity or additional engines to either system. CSG shall notify FDT of any such request at least one hundred twenty (120) days prior to the date upon which CSG desires such additional capacity or engines to be effective, it being understood that such additions shall be effective on the first day of the month following the expiration of such notice period, provided the Parties can reach agreement pursuant to the procedures set forth in Section
                                                                        -------
2.15.  If FDT adds additional engines to either system or an agreement is
----
reached to repartition, then FDT will establish a new CPU MIPS rating for the systems.

          15.  Note 11 of Schedule 1.27 is deleted and replaced with the
                          -------------
following:

11.  FICHE
     -----

     A.   Increases.
          ---------

          (1) During each calendar year during the Term, CSG may increase its volume of Fiche FDT Services in any calendar month by no more than (***) percent ((***)%) based on the average monthly volume of Fiche FDT Services during the prior calendar year. CSG shall notify FDT of such increases at least sixty (60) days prior to the date upon which CSG desires such increase to be effective, it being understood that such increases shall be effective on the first day of the month following the expiration of such notice period.

          (2)  Except as set forth in Note 11(A)(3) of this Schedule 1.27,
                                                            -------------
               during each calendar year during the Term, requests by CSG to increase its volume of Fiche FDT Services in any calendar month in excess of twenty (***) ((***)%), based on the average monthly volume of Fiche FDT Services

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

               during the prior calendar year, shall be addressed as an Additional Service. CSG shall notify FDT of such increases at least sixty (60) days prior to the date upon which CSG desires such increase to be effective, it being understood that such increases shall be effective on the first day of the month following the expiration of such notice period, provided the Parties can reach agreement pursuant to the procedures set forth in Section 2.15.
                  ------------

          (3)  Notwithstanding Note 11(A)(2) of this Schedule 1.27 or Section
                                                     -------------    -------
               2.15, during calendar year 1998,  CSG may increase its volume of
               ----
               Fiche FDT Services in any calendar month by more than (***) percent ((***)%) based on the average monthly volume of Fiche FDT Services during calendar year 1997 ((***)). CSG shall notify FDT of such increases at least sixty (60) days prior to the date upon which CSG desires such increase to be effective, it being understood that such increases shall be effective on the first day of the month following the expiration of such notice period. Increases in CSG's Fiche FDT Services under this Note 11(A)(3) shall not be addressed as an Additional Service.

     B.   Decreases.
          ---------

          (1)  Except as set forth in Note 11(B)(2) of this Schedule 1.27,
                                                            -------------
               during each calendar year during the Term, CSG may decrease the volume of Fiche FDT Services in any calendar month by no more than (***) percent ((***)%), based on the average volume of Fiche FDT Services during the prior calendar year. CSG shall notify FDT of any such decreases at least sixty (60) days prior to the date upon which CSG desires such decreases to be effective, it being understood that such decreases shall be effective on the first day of the month following the expiration of such notice period.

          (2)  Notwithstanding Note 11(B)(1) of Schedule 1.27, during any
                                                -------------
               calendar year during the Term, CSG may decrease the volume of Fiche FDT Services in any calendar month by more than (***) percent ((***)%), based on the average volume of Fiche FDT Services during the prior calendar year, provided that CSG shall
                                                        --------
               pay to FDT, in addition to the fees associated with the actual Fiche FDT Services, the following additional payment (if any):

               (((***) x volume of Fiche FDT Services during the prior calendar year) - (actual volume of Fiche FDT Services during such calendar year)) x (Applicable Fiche FDT Services Charges x (***))

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

               FDT shall invoice CSG on the tenth (10th) day of January of the following calendar year for any amount owed for the foregoing additional payment. Each such invoice shall be due and payable within fourteen (14) days following receipt.

               CSG shall notify FDT of any such decreases at least sixty days prior to the date upon which CSG desires such decreases to be effective, it being understood that such decreases shall be effective on the first day of the month following the expiration of such notice period.

          (3) If CSG notifies FDT to decrease the volume of Fiche FDT Services, and CSG subsequently fails to be in a position whereby FDT could implement such decrease (either in whole or in part) without disrupting CSG's business, in addition to any of the charges set forth in Schedule 1.27, CSG shall pay to FDT, as applicable: (a)
                        -------------
               if FDT has Fiche FDT Services capacity available, the costs (as set forth herein) associated with CSG's use of Fiche FDT Services in excess of the Fiche FDT Services level that CSG instructed FDT to decrease CSG's volume to, and (b) FDT's costs of maintaining or implementing CSG's volume of Fiche FDT Services in excess of the level of Fiche FDT Services that CSG instructed FDT to decrease CSG's volume to.

     C.   Examples.
          --------

               (1) The monthly average of Fiche FDT Services during calendar year 1997 is (***). On March 12, 1998, CSG notifies FDT that its average monthly volume of Fiche FDT Services will increase to (***). FDT shall implement such increase on June 1, 1998. On June 24, 1998, CSG notifies FDT that its average monthly volume of Fiche FDT Services shall increase to (***). Note 11(A)(2) of Schedule 1.27 is inapplicable.
                                                -------------
                    FDT shall implement such increase on September 1, 1998.

               (2) The monthly average of Fiche FDT Services during calendar year 1998 is (***). On March 12, 1999, CSG notifies FDT that its average monthly volume of Fiche FDT Services will increase to (***). FDT shall implement such increase on June 1, 1999. On June 24, 1999, CSG notifies FDT that its average monthly volume of Fiche FDT Services shall increase to (***). Note

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

                    11(A)(3) of Schedule 1.27 is inapplicable. The parties shall
                                -------------
                    proceed under Section 2.15 to determine whether FDT would
                                  ------------
                    provide CSG such additional Fiche FDT Services as an Additional Service.

               (3) The monthly average of Fiche FDT Services during calendar year 1997 is (***). On March 12, 1998, CSG notifies FDT that its average monthly volume of Fiche FDT Services will decrease to (***). FDT shall implement such decrease on June 1, 1998. On June 24, 1998, CSG notifies FDT that its average monthly volume of Fiche FDT Services shall decrease to (***). FDT shall implement such increase on September 1, 1998.

               (4) The monthly average of Fiche FDT Services during calendar year 1998 is (***). On March 12, 1999, CSG notifies FDT that its average monthly volume of Fiche FDT Services will decrease to (***). FDT shall implement such decrease on June 1, 1999. Throughout calendar year 1999, the actual volume of Fiche FDT Services is (***), which consisted of (***) masters and (***) duplicates. On January 10, 2000, CSG shall not pay to FDT any additional payment pursuant to
                    Note 11(b)(2) of this Schedule 1.27 since the value is
                                          -------------
                    negative as set forth below:

                    (((***) x (***)) - ((***))) x ((***) x (***))
                    ((***) - (***)) x (***) = N/A

               (5) The monthly average of Fiche FDT Services during calendar year 1998 is (***). On March 12, 1999, CSG notifies FDT that its average monthly volume of Fiche FDT Services will decrease to (***). FDT shall implement such decrease on June 1, 1999.

                    Throughout calendar year 1999, the actual volume of Fiche FDT Services is (***), which consisted of (***) masters and (***) duplicates. On January 10, 2000, CSG shall pay to FDT the following additional payment:

                    (((***) x (***)) - (***)) x (((***)/(***)) x (***)))
                    ((***) - (***)) x ((***) x (***))
                    (***) x (***) = $(***)

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

               16.  The fees relating to Tape Upgrade set forth on page 7 of
Schedule 1.27 are deleted and replaced with the following:
-------------


---------------------------------------------------------------------------------------------------
FDT Services       Unit       1997       1998       1999       2000       2001       Comments
---------------------------------------------------------------------------------------------------
Tape Upgrade       monthly    $(***)     $(***)     $(***)     $(***)     $(***)     Notes 1, 4, 12
---------------------------------------------------------------------------------------------------

               17.  The following additional note shall be added to the end of
Schedule 1.27:
-------------

12.  TAPE UPGRADE.  Notwithstanding Note 4 of this Schedule 1.27, effective
     ------------                                  -------------
March 8, 1998, the monthly fee for Tape Upgrade shall be $(***). The increase in price reflects the provision by FDT as an Additional Service of sixteen (16) Timberlines for an additional $(***) per month, it being understood that if CSG terminates this Agreement for its convenience pursuant to Section 11.4, CSG
                                                          ------------
shall pay to FDT in addition to the Termination for Convenience Fee, the additional fees incurred by FDT associated with FDT obtaining such additional sixteen (16) Timberlines.

THIS FIRST AMENDMENT is executed as of the date and year first shown above.

CSG SYSTEMS, INC. ("CSG")                           FIRST DATA
                                       TECHNOLOGIES, INC. ("FDT")


By:  /s/ John Johnson                  By:  /s/ Guy Battista
     -------------------                   ---------------------

Title:   V.P. Operations               Title:   Senior V.P./ CIO
       -----------------                      ------------------

Name:    John Johnson                  Name:    Guy Battista
       -----------------                      ------------------